NASDAQ: EXXI www.energyxxi.com March 3, 2016 Project Bluewater Creditor Presentation Confidential; Subject to NDA Subject to Material Revision Exhibit 99.1

Confidential; Do Not Distribute Subject to Material Revision Disclaimer This document contains highly confidential information and is solely for informational purposes. You should not rely upon or use it to form the definitive basis for any decision or action whatsoever, with respect to any proposed transaction or otherwise. You and your affiliates and agents must hold this document and any oral information provided in connection with this document, as well as any information derived by you from the information contained herein, in strict con fid ence and may not communicate, reproduce or disclose it to any other person, or refer to it publicly, in whole or in part at any time except with our prior written conse nt. If you are not the intended recipient of this document, please delete and destroy all copies immediately. This document is “as is” and is based, in part, on information obtained from other sources. Our use of such information does not imply that we have independently verified or necessarily agree with any of such information, and we have assumed and relied upon the accuracy and completeness of such inf orm ation for purposes of this document. Neither we nor any of our affiliates or agents, make any representation or warranty, express or implied, in relation to the accuracy or completeness of the information contained in this document or any oral information provided in connection herewith, or any data it generates and expressly disclaim any and all li ability (whether direct or indirect, in contract, tort or otherwise) in relation to any of such information or any errors or omissions therein. Any views or terms contained herein are pr eliminary, and are based on financial, economic, market and other conditions prevailing as of the date of this document and are subject to change. We undertake no obligations or responsibility to update any of the information contained in this document. Past performance does not guarantee or predict future performance. This document does not constitute an offer to sell or the solicitation of an offer to buy any security, nor does it constitut e a n offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies, and does not constitute legal, regulatory, accounting or tax adv ice to the recipient. This document does not constitute and should not be considered as any form of financial opinion or recommendation by us or any of our affiliates. This document is not a research report nor should it be construed as such. This document may include information from the S&P Capital IQ Platform Service. Such information is subject to the following: “C opyright © 2015, S&P Capital IQ (and its affiliates, as applicable). This may contain information obtained from third parties, including ratings from credit ratings a gen cies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third p art y. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any err ors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WA RRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS S HAL L NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, E XPE NSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION W ITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommen dat ions to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and s hou ld not be relied on as investment advice.” 2

Confidential; Do Not Distribute Subject to Material Revision 3 Table of Contents Introduction 4 I Situation Overview 6 II Company Overview 15 III Reserve Overview 51 V Major Fields Overview 64 VI Exploration Potential 78 VII Appendix 81 BOEM 33 IV

Confidential; Do Not Distribute Subject to Material Revision I. INTRODUCTION 4

Confidential; Do Not Distribute Subject to Material Revision Today’s Presenters John Schiller President & Chief Executive Officer Bruce Busmire Chief Financial Officer Antonio de Pinho Chief Operating Officer Glen Priestley Vice President, Treasury Tom O’Donnell Senior Vice President Exploitation & Exploration Keith Acker Senior Vice President, Production 5 Hugh Menown EVP, Chief Accounting Officer Bo Boyd S VP, Legal & Corporate Secretary James LaChance Chairman of the Board

Confidential; Do Not Distribute Subject to Material Revision II. SITUATION OVERVIEW 6

Confidential; Do Not Distribute Subject to Material Revision 7 Situation Overview Background • Energy XXI (“EXXI” or the “Company”) has taken an active approach to raising liquidity, cutting costs and addressing the balance sheet in light of unprecedented industry decline – $ 1.45bn 2L issuance – GIGS sale / leaseback and sale of the East Bay Field – 38% direct LOE reduction (1) – $1.7bn discounted debt repurchases • Notwithstanding Company’s quality asset base and management team, the capital structure still requires restructuring Restructuring Goals • De - risk and right - size the balance sheet • Provide funding for the business plan • Preserve BOEM relationship and status • Maximize value for all constituents (1) 1Q2015 to 2Q2016.

Confidential; Do Not Distribute Subject to Material Revision 8 US Commodities Perspectives and Outlook Source: Capital IQ, Wall Street research. Note: Analyst consensus based on benchmarking of selected research analysts. Record global production coupled with weak global demand • Recent oil prices have dropped to levels not seen since early 2009 – Market realization that prices will remain lower over a sustained period • Current weak global macro outlook, particularly outside of the US, has continued to remain dampened • US breakeven prices have fallen precipitously due to realized services cost savings, considerably delaying supply correction • Prices have not yet fallen far enough or for long enough for U.S. supply adjustment to occur Natural gas pricing expected to remain range - bound • Natural gas prices have fallen to levels not seen since 2001 – Range - bound price levels have fluctuated primarily from weather volatility • Continued associated gas production volumes from liquid plays • Regional forward curves suggest current basis differentials likely to converge as continued pipeline infrastructure build - out alleviates constrained markets • Potential medium - term catalysts to spur price levels include gas - fired generation, industrial demand growth and LNG exports US Crude Oil Price Forecast – WTI US Natural Gas Price Forecast – Henry Hub Given the continued decline in spot pricing, a number of analysts have recently revised down crude price expectations for 2016E and thereafter, more in line with strip. 0 1 2 3 4 5 6 2012 2013 2014 2015 2016 2017 2018 2019 $ per mmBTU Natural Gas - Henry Hub Strip 3rd Party Median 0 20 40 60 80 100 120 2012 2013 2014 2015 2016 2017 2018 2019 2020 $/bbl Crude Oil - WTI Strip 3rd Party Median

Capital Structure

($ in millions)	Maturity	Interest Payment Date	Coupon	Face Amount	x2016E EBITDA	Market Price(1)	Market Value	Annual Cash Interest
EPL								
$150mm RBL(2)	Apr-18	Quarterly	*L + 375*	$99		100	$99	$4
EPL Unsecured Notes	Feb-18	Feb / Aug	*8.250%*	214		3	7	18
Total EPL Debt				$313	3.4x		$106	$21
EGC								
$350mm RBL(2)	Apr-18	Quarterly	*L + 375*	–		100	–	–
2L Notes	Mar-20	Mar / Sept	*11.000%*	1,450		11	161	160
EGC 9.25% Unsecured Notes	Dec-17	June / Dec	*9.250%*	249		3	7	23
EGC 7.75% Unsecured Notes	Jun-19	June / Dec	*7.750%*	101		3	3	8
EGC 7.5% Unsecured Notes	Dec-21	June / Dec	*7.500%*	238		3	7	18
EGC 6.875% Unsecured Notes	Apr-24	Mar / Sept	*6.875%*	144		3	4	10
Total EGC Debt				$2,183	23.4x		$183	$218
HoldCo								
HoldCo 3.0% Convertible Notes	Dec-18	June / Dec	*3.000%*	400		1	2	12
Total Debt				$2,896	31.0x		$292	$252
7.25% Preferred Shares		Quarterly	*7.250%*	0		1	0	0
5.625% Preferred Shares		Quarterly	*5.625%*	199		1	2	11
Total Capitalization				$3,095	33.2x		$294	$263

Memo: CY2016E EBITDA(3)	$93
EGC PV-10(4)	$1,968
EPL PV-10(4)	841
Total PV-10(4)	$2,809

Unrestricted Cash(5): $231mm

Note: Pro forma for bond buybacks in 2015 of $213mm ($976mm face value reduction) and 2016 of $19mm ($738mm face value reduction). Excludes intercompany Notes payable from EPL to EGC of $325mm.
(1) Bloomberg as of 3/24/16. RCF is not traded – assumes priced at par. Preferred is not traded – pricing estimated based on prices of similar securities.
(2) Balance excludes $228mm of LCs at EGC.
(3) Adjusted EBITDA on an accrual basis from Company model as of 4/5/16 (PDP + PDNP Operating Case).
(4) PV-10 of combined 1P, 2P, and 3P reserves as of 3/2/16, using strip pricing as of 3/1/16.
(5) Includes $25mm of cash at Energy XXI Ltd (the "Bermuda Cash").

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Confidential; Do Not Distribute Subject to Material Revision 10 Summary Organizational Chart (1) Parent is a guarantor of EGC second lien and unsecured notes. (2) EGC is a guarantor of EPL RCF. $350 million Revolving Credit Facility 9.250% Senior Unsecured $249 million Notes 7.750% Senior Unsecured $ 101 million Notes 7.50 % Senior Unsecured $238 million Notes 6.875% Senior Unsecured $144 million Notes Energy XXI (1) $150 million Revolving Credit Facility 8.25% Senior Unsecured $214 million Notes EGC (2) EPL EGC Assets $1,450 million 11.00% 2 nd Lien Notes 3.00% Senior Convertible $400 million Notes $0.3 million 7.25% Preferred Shares $199 million 5.625 % Preferred Shares $325 million 2L Intercompany Notes due to EGC

Confidential; Do Not Distribute Subject to Material Revision 11 Current Liquidity (1) Net of LCs. Ability to draw is temporarily not available per waiver. $122mm of availability represents $500mm RBL Net Commit men t, less $150mm RBL Drawn Amount, less $228mm RBL LCs. Liquidity 2/29/2016 Unrestricted Cash (Ex. Bermuda) $206 Bermuda Cash 25 EGC RC Availability (1) 122 EPL RC Availability - Total Liquidity $231 Memo: HoldCo Restricted Cash $3 EGC Restricted Cash 43 EPL Restricted Cash 30 ($mm)

Confidential; Do Not Distribute Subject to Material Revision 12 RBL (1) November 30 amendment also modified triggers that require EPL and its subsidiaries to provide secured guarantees of EGC debt such that the guarantees will be req uir ed if EPL bonds are retired or undergo covenant modifications that remove restrictions on the giving of such guarantees. (2) 45 days after May 1 redetermination. Current Status • RBL Credit Agreement was amended on November 30, 2015 to modify consolidated leverage ratio covenants and delay individual leverage ratio covenants for EGC and EPL (1) • Certain provisions of the RBL Credit Agreement were waived effective as of February 29, 2016 – Waived until March 14, 2016 (or, if earlier, the date of the occurrence of an Event of Default) the obligation of EGC to deliver on or before February 29, 2016 a compliance certificate for the quarter ending December 31, 2015 – Modified the conditions to issuance of replacement letters of credit, restricted EGC and EPL from borrowing before March 15, 2016 – Required EGC and EPL to cause all amounts on deposit in accounts not subject to a control agreement to be deposited in accounts subject to a control agreement by no later than March 4, 2016 Near - Term Catalysts • Termination of February 29, 2016 Waiver on March 14, 2016 • Redetermination set to occur on May 1, and any required paydown that results must be completed by June 15 (2) • Potential March 31 Consolidated Secured Debt Leverage Ratio covenant • Other

Confidential; Do Not Distribute Subject to Material Revision 13 Restructuring Topics • Capital Structure • RBL • New Investment • Value Distribution • EGC / EPL Capital Structures

Confidential; Do Not Distribute Subject to Material Revision 14 Key Dates June 15 – 45 days after May 1 RBL Borrowing Base Redetermination February 16 – $8.8mm 8.25% EPL Notes Coupon March 15 – $79.8mm 11.0% EGC 2L Notes Coupon – $4.9mm 6.875% EGC Notes Coupon June 15 – $11.5mm 9.25% EGC Notes Coupon – $4.7mm 7.75 % EGC Notes Coupon – $8.9mm 7.5 % EGC Notes Coupon – $7.2mm 3.0% HoldCo Notes Coupon May 15 – 45 days after delivery of 3Q financials (RBL financial covenants) March 14 – Compliance Certificate due under RBL (2) May 1 – RBL Borrowing Base Redetermination Feb Mar Apr May Jun March 16 (1) – Expiration of 2/16 interest payment grace (1) 30 days after February 15. (2) Or, if earlier, the date of the occurrence of an Event of Default. Reflects terms of 2/29/2016 amendment.

Confidential; Do Not Distribute Subject to Material Revision III. COMPANY OVERVIEW 15

Confidential; Do Not Distribute Subject to Material Revision 16 Company History October 2005 Successfully competed $300MM IPO on the London AIM June 2005 Company formation April 2006 Acquired Marlin Energy Offshore, LLC for $448MM June 2006 Acquired South Louisiana properties for $311MM April 2007 Acquired POGO’s GoM assets for $415MM August 2007 NASDAQ listing (Ticker: EXXI) January 2010 Announced major discovery at Davy Jones Ultra - Deep well in the GoM Shelf December 2010 Acquired ExxonMobil GoM Shelf properties for $1.01BN April 2011 Davy Jones Offset – Tuscaloosa Discovery September 2012 Secured GoM Exploration Joint Venture with ExxonMobil September 2012 Implemented horizontal drilling program in the West Delta 73 Field January 2013 Acquired Bayou Carlin Onshore S. Louisiana for $80MM March 2013 Signed GoM joint venture with Apache January 2014 Lomond North – Tuscaloosa Discovery March 2014 Acquired EPL Oil & Gas for $2.3BN June 2015 Grand Isle Gathering System closes for $245MM July 2015 Sale of the East Bay Field November 2009 Acquired Mit Energy assets for $276MM

Confidential; Do Not Distribute Subject to Material Revision 17 EXXI Operates 9 of the Largest GoM Shelf Oil Fields Note: Energy XXI owns an interest in Eugene Island 330 . Grand Isle 16/18 West Delta 30 South Timbalier 21 West Delta 73 South Pass 49 South Pass 78 Ship Shoal 208 South Pass 89 Rank Field Operator Cum Prod. (MMBO) 3 West Delta 30 Energy XXI 582 6 Grand Isle 16 Energy XXI 305 7 West Delta 73 Energy XXI 269 10 South Timbalier 21 Energy XXI 258 11 Ship Shoal 208 Energy XXI 221 12 South Pass 89 Energy XXI 194 36 Main Pass 61/73 Energy XXI 101 42 South Pass 49 Energy XXI 83 43 South Pass 78 Energy XXI 80 EXXI Non - Op Main Pass 61/73

Confidential; Do Not Distribute Subject to Material Revision 18 Strategic Plan • Continue to monitor capital program • Deliver predictable and repeatable results Maintain Prudent Financial Discipline Continue Expense Reductions • Continue to drive costs down • I mprove breakeven • Focus on efficiencies Focus on Base Production & Recompletions • Optimize base production • Focus on economical, low - risk recompletions

Confidential; Do Not Distribute Subject to Material Revision Demonstrating Capital Efficiency in FY16 FY16 Capital Budget $130 - $150 Million • Based on $50 oil price deck • Focused on low - risk recompletions • Holds year - over - year production relatively flat Unlevered Per Barrel Cash Cost Totals $35/BOE (1) • Lifting costs (2) $22 • Facilities , P&A, Land, G&G 4 • Net G&A 5 • Discretionary Capex (3) 4 Subtotal $35 • Cash interest costs / Dividends $ 14 Development & Recompletions 25% General & Administrative 17% Acquisitions 18% Facilities, Land & Seismic 5% P&A 35% Budget By Type 19 Note : The base compensation for the company’s main executives for 2016 is consistent with the corresponding information previousl y p ublished for 2015. The bonus criteria considered for 2016 are consistent with the corresponding criteria previously published for 2015. (1) Represents total cash costs in each category divided by aggregate production of oil, gas, and NGLs on a BOE basis. (2) Includes gathering & transportation, and production tax. (3) Includes capitalized G&A and acquisitions.

Confidential; Do Not Distribute Subject to Material Revision 20 Capex Breakdown (PDP + PDNP Case) Note: Reflects capital expenditures forecasted in the PDP + PDNP case included in the additional materials dated 4/11/2016. Capital $MM FY17 FY18 FY19 Capitalized G&A/Admin 11 8 8 Seismic / Land – – – Facilities 4 4 4 P&A 56 45 45 R/C 23 8 8 Drill – – – Acq – – – Total $94 $66 $65

Confidential; Do Not Distribute Subject to Material Revision Net BOPD YTD Average BOPD Quarterly Spend 0 50 100 150 200 250 300 350 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 $MM FY15 - 16 Capex Spend by Quarter 25000 30000 35000 40000 45000 50000 55000 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Production ( BOPD) FY15 - 16 Production by Month (OIL) Production Flat Despite Capex Reductions 21 21

Confidential; Do Not Distribute Subject to Material Revision 22 FY16 Production Guidance Overview (1) Through December 2015. FY15 Actual FY16 YTD (1) Capital Spending ($MM) 649 124 Oil Production (including NGLs) ( MBbl /d) 41.8 40.0 Total Production ( Mboe /d) 58.9 56.7 % Oil, including NGLs 71% 71% • Relatively flat production despite sharply lower capital spending

Confidential; Do Not Distribute Subject to Material Revision 23 Production Optimization in FY16 Acid Stimulation • 11 Projects 2,104 BOEPD Gas Lift Optimization • 15 Projects 1,375 BOEPD Paraffin Cutting • 46 Projects 793 BOEPD General Wellwork • 4 Projects 474 BOEPD Shut In Wells Return to Production • 3 Projects 260 BOEPD Other Projects: Choke Management, Improve Facility Efficiency, Well Diagnostic Analysis 30 Day Incremental

Production Optimization Case Studies

Start Date	End Date	Well	Objective	Approx. Field Costs ($k)	Production (BOE/d) Before	After	Uplift	Strip (BOE)	Payback Period[1]
4/26/2015	5/4/2015	SP 49	Acid Stimulation	$350	118	733	615	$48.00	17
7/18/2015	8/11/2015	MP 61	Acid Stimulation	375	389	748	359	37.00	41
1/18/2015	1/26/2015	MP 61	Acid Stimulation	300	176	411	235	37.00	50
7/4/2015	7/9/2015	SP 78	Acid Stimulation	175	71	299	228	43.00	26
6/30/2015	7/4/2015	SP 78	Acid Stimulation	375	71	299	228	43.00	56
4/2/2015	4/3/2015	SP 49	Acid Stimulation	100	190	389	199	42.00	17
12/18/2015	12/21/2015	WD 30	Diagnostics / Set Packoff	25	87	468	381	35.00	3
12/17/2014	1/8/2015	WD 30	Gas Lift Revision	125	245	557	312	37.00	16
2/20/2015	2/24/2015	SM 239	Install Kinley Orfice	75	230	400	170	36.00	18
6/14/2015	7/1/2015	SP 49	Gas Lift Diagnostics	100	53	189	136	43.00	25
3/15/2015	4/8/2015	WD 73	Co2 Diagnostic Survey / Glv Co	50	176	308	132	42.00	13
12/1/2015	12/10/2015	ST 21	Gas Lift Revisions	150	265	386	121	35.00	51
7/8/2015	7/11/2015	WD 30	Open Upper Sliding Sleeve In The 3,D Sand	25	63	212	149	43.00	6
6/9/2015	6/12/2015	SP 89	Close Lower Sleeve In Post Glob Sand	25	68	123	55	48.00	14

Source: Company estimates.
(1) Expressed in days and calculated as field costs divided by initial uplift times strip price / BOE, net of estimated royalties.

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Confidential; Do Not Distribute Subject to Material Revision Downtime Analysis 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 500 1,500 2,500 3,500 4,500 5,500 6,500 7,500 8,500 % Capacity Average Net BOEPD Oil Gas Net Downtime Controllable % Controllable Downtime % Total Downtime MP61 Prod Equipment Issues ST54 Trunkline P/L Williams Pipeline MP61 Compressor Issues SS208 / 108 Chevron S/I MP61 P/L Leak WD73 - Rig Demob 25 (1) Month to date.

Confidential; Do Not Distribute Subject to Material Revision 26 Operating Unit Cost Analysis Note: Prior quarter financials included in this chart represent the restated values . (1) Includes impact of realized and unrealized gains (losses) from derivative instruments. (2) Source: EIA.gov. Quarter Ended 9/30/14 12/31/14 3/31/15 6/30/15 9/30/15 12/31/15 Revenue ($MM) 461.4 503.0 221.6 219.5 257.8 184.6 MBO/d 41.8 41.8 41.6 42.0 42.2 37.9 MBOE/d 58.6 57.9 60.0 59.3 58.9 54.5 NGL % (of oil volumes) 7.7% 5.3% 6.8% 7.0% 8.1% 8.0% Total Revenue $ / BOE (1) 85.64 94.40 41.06 40.70 47.57 36.83 Average WTI Oil Price (2) 97.78 73.16 48.54 57.85 46.48 41.94 LOE, Transportation, Production Taxes / BOE Insurance Expense 2.05 2.11 1.64 1.66 2.09 2.01 Workover/Maintenance 5.46 2.46 2.00 2.27 4.06 1.31 Direct LOE 18.96 17.83 16.40 13.40 11.30 14.32 Total LOE 26.47 22.40 20.04 17.33 17.45 17.64 Gathering & Transportation 1.71 0.90 0.69 0.64 2.76 3.35 Production Taxes 0.57 0.42 0.28 0.28 0.14 0.06 DD&A / BOE 29.54 32.87 34.83 33.99 22.88 24.25 G&A / BOE 4.90 5.21 6.88 4.68 4.09 5.79 Hedging Impact (Realized) / BOE 0.30 13.30 19.93 0.62 3.46 4.55 EBITDA / BOE 49.79 62.83 10.44 12.84 18.40 6.84

Confidential; Do Not Distribute Subject to Material Revision 27 LOE Reduction Continues in Q216 Note: Based on reported financials, including non - operated properties, contingencies, and accrual adjustments. 68 Direct Total: 110 38% 23 Manpower 37 37% 8 Transportation 17 5 5% Chemical, Materials, & Fuel 6 13 51% Q216 (MM) Q115 (MM) Decrease 6 Workover & Maintenance 14 54% • Estimated and Direct LOE current run rate 10% below Budget

Confidential; Do Not Distribute Subject to Material Revision 28 $0 $20 $40 $60 $80 $100 $120 FY15 Q1 FY15 Q2 FY15 Q3 FY15 Q4 FY16 Q1 FY16 Q2 $MM Direct Lease Operating Expenses • Savings from 3 rd party vendors • Emphasized daily cost tracker for field accountability • Promoting an overall culture of cost consciousness Main Reduction Categories • Labor • Transportation • Fuel Continued Reduction of Direct LOE Expense

Confidential; Do Not Distribute Subject to Material Revision 29 G&A Reduction (1) Estimate. Annual Gross G&A $MM Quarterly Gross G&A $MM (1)

Confidential; Do Not Distribute Subject to Material Revision Utilizing TSB Offshore (3 rd Party) Estimates on Operated Properties TSB Net in MM Platforms $547 Pipelines $79 Wells $241 Platforms Pipelines Wells $867 MM >15% Reduction in P&A Liability 30

Confidential; Do Not Distribute Subject to Material Revision 31 Crude Hedge Profile • EXXI estimates that it would receive cash proceeds of $50 - 60 million if it were to unwind its hedge book beginning in March 2016 • Financial forecast presented herein assumes hedges stay in place 0 5 10 15 20 25 30 35 40 1,000 bpd WTI Collar Forecasted BPD Hurricane Compliance WTI Collar Hedge Summary: 4,000 bpd, $45 - 70.95 4,000 bpd, $50 - 69.33 4,000 bpd, $50 - 75.89 2,000 bpd, $70 - 90.55 % Hedged Hedge Capacity Hurricane Season Capacity Cal 16 43% 17,000 bpd 7,000 bpd Cal 17 0% 25,000 bpd 19,000 bpd WTI Nat Gas Total Feb - Dec16 60,256,251 457,041 60,713,292 (MTM as of 3/2/16)

Confidential; Do Not Distribute Subject to Material Revision Historical Financials 32 Quarter Ended 12/31/14 3/31/15 6/30/15 9/30/15 12/31/15 Oil Sales $280 $178 $225 $179 $140 Natural Gas Sales 32 27 24 23 17 Gain (loss) on Derivative Financial Instruments 191 17 (30) 55 28 Total Revenues 503 222 219 258 185 Insurance Expense $11 $9 $9 $11 $10 Workover and Maintenance 13 11 12 22 7 Direct Lease Operating Expense 95 89 72 61 72 Total Lease Operating Expense 119 108 93 95 88 Production Taxes 2 2 1 1 0 Gathering and Transportation 5 4 3 15 17 Depreciation, Depletion and Amortization 175 188 183 124 122 Accretion of Asset Retirement Obligations 13 12 12 15 16 Impairment of Oil and Natural Gas Properties – 570 1,852 905 1,426 Goodwill Impairment 329 – – – – General and Administrative 28 37 25 22 29 Total Operating Expenses 671 920 2,172 1,176 1,698 Unadjusted EBITDA $7 ($511) ($1,769) ($794) ($1,392)

Confidential; Do Not Distribute Subject to Material Revision IV. BOEM 33

Confidential; Do Not Distribute Subject to Material Revision BOEM Timeline Early April 2015 Received $1 billion bond demand May 29, 2015 Agreed to Interim Plan June 15, 2015 Provided $150MM in bonds to plan as agreed to in Interim Plan December 7, 2015 Participated in half day discussion with 13 other independent shelf operators with BOEM Director Hopper and Regional Director Celeta December 29, 2015 Provided additional $21MM in bonds as part of Long Range Plan Proposal February 17, 2016 Hosted BOEM Director Hopper and Regional Director Celeta in office February 29, 2016 Executed Long Range Plan 34

Confidential; Do Not Distribute Subject to Material Revision Current NTL (Notice to Lessees and Operators) Historical interpretation was if a company satisfied financial requirements it was exempt, if not it was required to fully bond Prior to April 2015, Energy XXI’s exemption was granted using the following criteria: • >20,000 BOE of federal lease production • 2X equity to BOEM decommissioning liability • Record as an operator Discretion is given to the Regional Director both historically and in proposed NTL 35

Confidential; Do Not Distribute Subject to Material Revision 10 Years Outperforming HSE Industry Average 36.7 Million Total Man Hours • EXXI Total Recordable Incident Rate 1.15 • Industry Total Recordable Incident Rate 1.22 • EXXI Incident of Non - Compliance/Component .03 • Industry INC/COMP .04 • EXXI Incident of Non - Compliance /Inspection .38 • Industry Incident of Non - Compliance /Inspection .31 Continue to improve safety record while reducing cost 36

Confidential; Do Not Distribute Subject to Material Revision Idle Iron Idle Wells Idle Platforms EXXI 2010 Idle Iron 93 43 EXXI 2016 Idle Iron 130* 18* EXXI 2016 Idle Iron Minus Exxon & M21K 54** 10** EPL 2015 Idle Iron 91 72 EPL 2016 Idle Iron 54*** 28*** * Reflects the addition of Exxon and M21K to EXXI's initial Idle Iron assessment **Exxon/M21K Wells and Platforms are largely covered by 3 rd Party Bonds/BOEM Bonds or LCs ***EXXI has spent the majority of its P&A budget on EPL fields that were expired when we took them over, which is why the significant reduction in the EPL numbers 37

Confidential; Do Not Distribute Subject to Material Revision Historical P&A Expense 0 10 20 30 40 50 60 70 80 90 100 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 YTD $MM $482MM Spent in P&A Expense Over Life of Company 38

Confidential; Do Not Distribute Subject to Material Revision Five Years of Minimal P&A 0% 10% 20% 30% 40% 50% 60% 70% $0 $100 $200 $300 $400 $500 $600 $700 2016 2017 2018 2019 2020 2021-2025 2026+ % of Total P&A Liability P&A Cost ($MM) P&A Cost ($MM) % of Total P&A Liability ~85% of P&A Over Five Years Out Note: As of June 30, 2015 Reserve Report 39

Confidential; Do Not Distribute Subject to Material Revision New NTL Slides from BOEM’s Forum on Proposed Financial Assurance Criteria in October 2015 • Tailored plans to each company • Major concern around naked leases • Attempting to avoid double bonding to third parties and BOEM 40

Confidential; Do Not Distribute Subject to Material Revision BOEM’s Biggest Concern Naked Leases Per BOEM, TOTAL INDUSTRY EXPOSURE in the GOM on sole liability leases is ~$3 billion Sole Liability • EXXI found production or installed the pipeline • No predecessor in liability No Major in Chain of Title • As abundance of caution EXXI included any leases that did not have a major in the chain of title in the naked leases bonded to BOEM Energy XXI has $60.9MM in bonds to BOEM to cover 100% of the naked leases • $42.6MM in June 2015 • $18.3MM in December 2015 (Pipeline ROW) 41

Confidential; Do Not Distribute Subject to Material Revision BOEM’s Other Concern 3 rd Party Bonding and Letters of Credit • Covered in PSA by seller of assets • Not all language the same • Specific language that requires proceeds of bond or LC to be used only for P&A obligations • April 2015: BOEM requested to be added to existing third party bonds and LCs as co - obligee 42

Confidential; Do Not Distribute Subject to Material Revision BOEM Detail Category $MM April/May 2015 Demand Letters 1,025 M21K 147 Estimated Additional EPL / EGC Liability from BOEM Oct. Spreadsheet 149 Subtotal 1,321 Other Adjustments (1) (312) Bonds in Place to BOEM (202) Worst Case Exposure 807 Third Party Assurance (349) TSB Reduction (61) >5 Year Reserve Life (375) Not Addressed 22 43 N ote : total liability numbers come from demand letters, BSEE website, and BOEM spreadsheet provided in October, liabilities are o fte n adjusted by BSEE. (1) Other adjustments include asset sales and partners’ interest.

Confidential; Do Not Distribute Subject to Material Revision LRP Approved by BOEM • LRP signed 2/29/16 • No obligation required before July 1, 2016 • Key components • $160MM (Net) 3 rd Party Bonds • $225MM (Net) LC with XOM • $265MM (Gross)/$230MM Net Operated • $359MM (Gross)/$55MM Net OBO Properties • London Casualty Insurance to cover long life assets 44

Confidential; Do Not Distribute Subject to Material Revision 3 rd Party Bonds • BOEM desires co - obligee language • All of our PSA’s have specific language for use of bonds • May be difficult to change existing contracts • Going forward will insist on co - obligee language in PSAs (as we did in East Bay sale) 45

Confidential; Do Not Distribute Subject to Material Revision 46 Exxon Letters of Credit • Per PSA, renegotiating Exxon P&A covered by Exxon LOC

Confidential; Do Not Distribute Subject to Material Revision 47 $265MM Operated Assets • $125MM uncovered by 3 rd Party Bond or Exxon LC • Only $8.6MM of the $125MM u ncovered has a reserve life of less than 5 years • Only $3MM of the $125MM lacks a major as the predecessor in title • Longer life assets for London insurance

Confidential; Do Not Distribute Subject to Material Revision $359MM OBO Properties • Net share is $55MM • Currently bonded/waived • Agree to work with operators to bond our portion when approached 48

Confidential; Do Not Distribute Subject to Material Revision Surety Bonds • Reflects $17.7 BOEM released in December 2015 and January 2016 – Company requesting an additional $21.7mm to be released by BOEM • In March, the Company will post an additional $7.6MM in escrow to cover the Company’s interest in Black Elk Operated leases EGC EPL M21K Total BOEM $97.9 $63.0 $65.4 $226.3 Third Party $39.2 $122.5 $ - 161.7 Total $137.1 $185.5 $65.4 $388.0 Total Collateral $41.75 10.8% Annual Premium $5.9 1.52% ($mm) 49

Confidential; Do Not Distribute Subject to Material Revision LRP Status Category (bucket) Status Naked leases x Bonded to BOEM Terminated, Expired, Relinquished x Bonded to BOEM Properties with EXXI third party bonds in place $159.8MM bonded, working with BOEM on co - obligee language XOM properties $19MM (1) Operated by others (OBO) (2) $55MM (1) Represents net annual amount (25% annually over 4 years) assuming BOEM accepts bonds and LC issued to XOM (2) Represents EXXI’s working interest to be bonded in coordination with operators 50

Confidential; Do Not Distribute Subject to Material Revision V. RESERVE OVERVIEW 51

Confidential; Do Not Distribute Subject to Material Revision 52 EXXI Reserves Overview (Strip Pricing) The reserve base consists of high quality, low risk, oil - weighted assets including significant PDNPs accessible via recompletions . Source: Company data as of 3/2/2016 . Based on strip pricing as of 3/1/2016 . Note: PUD reserves were reclassified as Probable reserves at 2Q FY16 due to SEC rules. High P/I PUDs are displayed before the im pact of reclassification. 1P Reserves by Mix 1P PV - 10 Reserves by Category $909 million 1P Reserves by Category PDP 52% PDNP 18% PUD 30% Oil 71% NGL 5% Gas 24% PDP 26% PDNP 21% PUD 53% Reserves ($ in millions) 76% Liquids 159 MMBOE Oil NGL Gas Equivalent Reserve Category (MMBBL) (MMBBL) (MMBOE) (MMBOE) PV-10 Proved Developed Producing 65 3 15 83 $235 Proved Developed Non-Producing 14 2 13 29 187 Total Undeveloped 35 2 11 47 487 Total Proved 113 7 38 159 $909 Probable 64 4 30 99 991 Possible 48 3 24 75 909 Total Reserves 225 15 92 333 $2,808

Confidential; Do Not Distribute Subject to Material Revision 183 108 10 12 1 77 0 20 40 60 80 100 120 140 160 180 200 June 30, 2015 (-) Production (+) Acquisitions (+) Additions (-) Revisions December 31, 2015 Net Proved Reserves (MMBOE) 2Q FY2016 Proved Reserves as of 12 - 31 - 15 53 Source: Company data. Based on SEC pricing as of dates shown. Note: Discounted at 10%. 6/30/2015 Prices: $73.79/BO & $3.08/MCF ($68.17/BO & $3.39/MMBTU base before differentials & BTU). 1 2/3 1/15 Prices: $51.76/BO & $2.32/MCF ($46.79/BO & $2.59/MMBTU base before differentials & BTU). (1) Represents PUD reserves that were reclassified as Probable reserves at 2Q FY16 due to SEC rules. 57 (1) 165

Confidential; Do Not Distribute Subject to Material Revision SEC Requirements for PUD Reserves 6 Criteria for Proved U ndeveloped R eserves 1. Have technically valid reserves & rate forecasts based on reasonably certain estimates 2. Have verified ownership 3. Have an existing commercial market 4. Have adequate documentation of each criteria 5. Be economically producible at current economic conditions 6. Have a corporate commitment for development within 5 years of initial booking Corporate Commitment R equirements 1. A development plan to drill and develop the PUD reserves 2. A final investment decision to develop the PUD reserves 3. The existence or reasonable expectation that there will exist the financing to drill and develop the PUD reserves PUD reserves require that all criteria above be met 54

Confidential; Do Not Distribute Subject to Material Revision 55 EGC Reserves Overview ( Strip Pricing) PDP 52% PDNP 14% PUD 34% Oil 75% NGL 4% Gas 21% PDP 16% PDNP 19% PUD 65% 1P Reserves by Mix 1P PV - 10 Reserves by Category $625 million 1P Reserves by Category Reserves ($ in millions) 79% Liquids 114 MMBOE Source: Company data as of 3/2/2016. Based on strip pricing as of 3/1/2016. Note: PUD reserves were reclassified as Probable reserves at 2Q FY16 due to SEC rules. High P/I PUDs are displayed before the im pact of reclassification. Oil NGL Gas Equivalent Reserve Category (MMBBL) (MMBBL) (MMBOE) (MMBOE) PV-10 Proved Developed Producing 47 2 10 59 $101 Proved Developed Non-Producing 8 1 6 15 120 Total Undeveloped 30 1 8 39 404 Total Proved 85 4 24 114 $625 Probable 46 2 20 68 704 Possible 34 3 19 55 654 Total Reserves 165 9 63 237 $1,983

Confidential; Do Not Distribute Subject to Material Revision PDP 47% PDNP 24% PUD 29% 56 EPL Reserves Overview (Strip Pricing) PDP 53% PDNP 29% PUD 18% Oil 62% NGL 7% Gas 31% Reserves ($ in millions) 69% Liquids 45 MMBOE 1P Reserves by Mix 1P PV - 10 Reserves by Category $284 million 1P Reserves by Category Source: Company data as of 3/2/2016. Based on strip pricing as of 3/1/2016. Note: PUD reserves were reclassified as Probable reserves at 2Q FY16 due to SEC rules. High P/I PUDs are displayed before the im pact of reclassification. Oil NGL Gas Equivalent Reserve Category (MMBBL) (MMBBL) (MMBOE) (MMBOE) PV-10 Proved Developed Producing 18 1 4 23 $134 Proved Developed Non-Producing 5 2 6 13 67 Total Undeveloped 5 0 3 8 83 Total Proved 28 3 14 45 $284 Probable 19 2 11 32 287 Possible 14 1 5 20 255 Total Reserves 60 6 30 96 $826

Confidential; Do Not Distribute Subject to Material Revision 57 EXXI Reserves Overview (Strip +$10 Pricing) The reserve base consists of high quality, low risk, oil - weighted assets including significant PDNPs accessible via recompletions . Source: Company data as of 3/2/2016 . Based on strip +$10 pricing as of 3/1/2016 . Note: PUD reserves were reclassified as Probable reserves at 2Q FY16 due to SEC rules. High P/I PUDs are displayed before the im pact of reclassification. 1P Reserves by Mix 1P PV - 10 Reserves by Category $1,633 million 1P Reserves by Category PDP 53% PDNP 19% PUD 28% Oil 72% NGL 5% Gas 23% PDP 45% PDNP 14% PUD 41% Reserves ($ in millions) 77% Liquids 168 MMBOE Oil NGL Gas Equivalent Reserve Category (MMBBL) (MMBBL) (MMBOE) (MMBOE) PV-10 Proved Developed Producing 71 3 15 89 $729 Proved Developed Non-Producing 15 3 13 31 231 Total Undeveloped 35 2 11 47 673 Total Proved 120 8 40 168 $1,633 Probable 66 4 30 101 1,369 Possible 49 4 25 78 1,136 Total Reserves 236 16 95 347 $4,137

Confidential; Do Not Distribute Subject to Material Revision 58 EGC Reserves Overview (Strip +$10 Pricing) PDP 53% PDNP 14% PUD 33% Oil 75% NGL 3% Gas 22% PDP 38% PDNP 13% PUD 49% 1P Reserves by Mix 1P PV - 10 Reserves by Category $1,142 million 1P Reserves by Category Reserves ($ in millions) 78% Liquids 119 MMBOE Source: Company data as of 3/2/2016. Based on strip +$10 pricing as of 3/1/2016. Note: PUD reserves were reclassified as Probable reserves at 2Q FY16 due to SEC rules. High P/I PUDs are displayed before the im pact of reclassification. Oil NGL Gas Equivalent Reserve Category (MMBBL) (MMBBL) (MMBOE) (MMBOE) PV-10 Proved Developed Producing 50 2 11 63 $429 Proved Developed Non-Producing 9 1 7 17 150 Total Undeveloped 30 0 9 39 564 Total Proved 89 3 26 119 $1,142 Probable 48 2 20 70 972 Possible 35 3 19 56 817 Total Reserves 172 8 65 246 $2,931

Confidential; Do Not Distribute Subject to Material Revision PDP 62% PDNP 16% PUD 22% 59 EPL Reserves Overview (Strip +$10 Pricing) PDP 54% PDNP 29% PUD 17% Oil 64% NGL 4% Gas 32% Reserves ($ in millions) 68% Liquids 49 MMBOE 1P Reserves by Mix 1P PV - 10 Reserves by Category $489 million 1P Reserves by Category Source: Company data as of 3/2/2016. Based on strip +$10 pricing as of 3/1/2016. Note: PUD reserves were reclassified as Probable reserves at 2Q FY16 due to SEC rules. High P/I PUDs are displayed before the im pact of reclassification. Oil NGL Gas Equivalent Reserve Category (MMBBL) (MMBBL) (MMBOE) (MMBOE) PV-10 Proved Developed Producing 21 1 5 26 $300 Proved Developed Non-Producing 6 2 7 14 80 Total Undeveloped 5 (1) 4 8 109 Total Proved 31 2 15 49 $489 Probable 18 2 10 31 395 Possible 14 1 6 21 319 Total Reserves 64 5 32 101 $1,202

Confidential; Do Not Distribute Subject to Material Revision 60 ~ 150 Recompletion Opportunities Identified Yearly Recompletions West Delta Area South Pass Area South Timbalier Area EXXI Non - Op Main Pass Complex 13 23 36 21 22 Ship Shoal Capital Efficient Recompletion Inventory - 20 40 60 80 100 120 FY17 FY18 FY19 FY20+ Main Pass Ship Shoal South Pass South Timablier West Delta Other 45 12 15 75 FY16 • 13 completed • 15 remaining Source: FY16 2Q Report

Confidential; Do Not Distribute Subject to Material Revision 61 FY16 Recompletions Generate Uplift • 13 projects executed to date for $16 MM net CAPEX, yielding a P/I of 1.6 (1) $/$ • Projects exploited 2.1 MMBOE net reserves, generating $25.3 MM NPV 10 • Teams continuing to vet and generate additional recompletion inventory to bring forward in FY16 0 1,000 2,000 3,000 4,000 5,000 6,000 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Net BOE/d Production Uplift Net Sales Equivalent, BOE/d Actual BOE/D Peak Rate to date 3,580 BOE/d (1) 1.6 profit/investment represents 2.6x return on investment.

Confidential; Do Not Distribute Subject to Material Revision Recompletions Deliver Record Production • Recent FY2015 - 16 recompletion program doubled SP78 field production • 10 rig recompletion projects executed for $39 MM net CAPEX • Additional zones set up as future sliding sleeve recompletions 62 0 1,000 2,000 3,000 4,000 5,000 6,000 Aug-14 Nov-14 Feb-15 May-15 Aug-15 Nov-15 Feb-16 Net BOEPD South Pass 78 Net Daily Production Peak Rate 5,450 BOE/D 10 Rig R/C's Brought Online 1 2 8 7 6 5 4 3 9 Crane repair and rig moves Rig demobilization 10

Confidential; Do Not Distribute Subject to Material Revision Grand Isle 16/18 West Delta 30 South Timbalier 21 West Delta 73 South Pass 49 South Pass 78 Ship Shoal 208 Eugene Island 330 (1) South Pass 89 Main Pass 61/73 63 EXXI Drilling Inventory (1) Energy XXI owns an interest in Eugene Island 330. (2) Source : 2Q - FY2016 SEC reserves. EXXI Non - Op Field PUD + 2P Drilling Locations PUD + 2P Net Reserves (2) PUD+ 2P CAPEX # MMBOE MM$ Total EXXI 110 108 1,160 WD30 31 29 415 WD73 23 23 170 MP61 9 6 78 SP78 9 6 73 SP49 7 10 67 SS208 5 5 71 Other 26 28 286

Confidential; Do Not Distribute Subject to Material Revision VI. MAJOR FIELDS OVERVIEW 64

EXXI Asset Overview

Energy XXI is an offshore focused oil and gas development company with core assets in the Gulf of Mexico and Louisiana.

Energy XXI owns and operates a geographically-focused portfolio with significant scale

- Concentrated in the shallow waters of the Gulf of Mexico, 258 blocks (767k net acres, 90% offshore)
- Six major acquisitions totaling $5 billion since 2005
- Acquired EPL Oil and Gas on 6/3/2014 for $2.3bn
- Extensive high quality well and seismic database, including 16,800 sq. miles of 3D seismic data

Management continues to execute on its strategic plan, delivering stable production, while improving its cost structure

- 3Q2016 net production averaging 50,285 boe/d to date
- 2Q2016 LOE decreased 26% year-over-year
- Fiscal year 2016 production guidance:

Net Daily Production	Fiscal 2015	Updated Guidance
Oil, including NGLs (Bbls)	41,800	35,000 – 40,000
BOE	58,900	52,000 – 57,000
Oil, including NGLs (using midpoint of guidance)	71%	70%

Source: Company filings and presentations.

Map of Operations



TX
LA
MS
AR
FL
EXXI
Non-Op
West Delta 30
Main Pass 61/73
Grand Isle 16/18
South Timbalier 21
South Pass 49
Ship Shoal 208
West Delta 73
South Pass 89

- Energy XXI operates nine of the largest GoM shelf oil fields

Rank	Field	Cum Prod.(Mmboe)
3	West Delta 30	582
6	Grand Isle 16	305
7	West Delta 73	269
10	South Timbalier 21	258
11	Ship Shoal 208	221
12	South Pass 89	194
36	Main Pass 61/73	101
42	South Pass 49	83
43	South Pass 78	80

energyXXI Confidential; Do Not Distribute
Subject to Material Revision
65

Confidential; Do Not Distribute Subject to Material Revision 66 West Delta 30 Overview (1) Rankings based on cumulative oil production of OCS fields in less than 500’ WD. (2) Cumulative production through 10/31/2015 for entire West Delta 30 OCS field per OWL (not only EXXI acreage). • Discovered 1948 by Humble, located in 45’ WD • EXXI operates with 100% WI / 88% NRI • Acquired by EXXI in 2010 from Exxon & 2014 from EPL • Cumulative Production (2) : 587 MMBO + 965 BCF • Current Net Production: 4,280 BO/d + 8 MMCF/d • Infrastructure: 45 Active Structures / 98 Active wells • 25 – 30 stacked predominantly oil reservoirs from 2,000’ to 18,000’ • Last drilling program conducted in 2014 Locator Map West Delta 30 Field #1 Largest Oil Field on GoM OCS Shelf (1) Key Field Statistics

Confidential; Do Not Distribute Subject to Material Revision 0 2,000 4,000 6,000 8,000 10,000 12,000 2011 2012 2013 2014 2015 2016 2017 2018 Net BOE/d 67 WD 30: Field Production (1) Historical gross production through 10/31/2015 for entire West Delta 30 OCS field per OWL (not only EXXI acreage ). Field Production History: Gross Daily Volumes (1) Field Performance since EXXI Acquisition: Net BOE/d Volumes 1 2 3 Top producers D1 D3 A3 3000’ P1 P2 P4 P6 A1 A3 A2 D1 D3 D3d D4 D5 D6 41 MMBO 42 MMBO 60 MMBO Type Log 5,700 BOE/d net 100 1,000 10,000 100,000 1,000,000 1955 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 BO/d MCF/d BW/d

Confidential; Do Not Distribute Subject to Material Revision 68 West Delta 73 Overview (1) Rankings based on cumulative oil production of OCS fields in less than 500’ WD. (2) Cumulative production through 10/31/2015 for entire West Delta 73 OCS field per OWL (not only EXXI acreage ). • Discovered 1962 by Humble, located in 180’ WD • EXXI operates with 100% WI / 83% NRI • Acquired by EXXI in 2010 from Exxon • Cumulative Production (2) : 273 MMBO + 681 BCF • Current Net Production: 4,660 BO/d + 3 MMCF/d • Infrastructure: 7 Platforms / 51 Active wells • 13 stacked predominantly oil reservoirs • EXXI conducted drilling program from 2012 to 2015, exploiting field with predominantly horizontal drilling Locator Map West Delta 73 Field 6 th Largest Oil Field on GoM OCS Shelf (1) Recent field redevelopment utilizing horizontal drilling Key Field Statistics

Confidential; Do Not Distribute Subject to Material Revision 0 2,000 4,000 6,000 8,000 10,000 2010 2011 2012 2013 2014 2015 2016 2017 2018 Net BOEPD 69 WD 73: Field Production (1) Historical gross production through 10/31/2015 for entire West Delta 73 OCS field ( not only EXXI acreage ). Field Production History: Gross Daily Volumes (1) Field Performance since EXXI Acquisition: Net BOE/d Volumes Type Log 1 2 3 Top producers 85 MMBOE 37 MMBOE 23 MMBOE F - 35 F - 40 F - 30 5,200 BOE/d net 10 100 1,000 10,000 100,000 1,000,000 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 BO/d MCF/d BW/d

Confidential; Do Not Distribute Subject to Material Revision 70 Main Pass Area Overview (1) Rankings based on cumulative oil production of OCS fields in less than 500’ WD, MP 61 and MP 73 combined. (2) Cumulative production through 10/31/2015 for combined MP 61 and MP 73 fields • MP 61 discovered by Pogo by 2000, MP 73 by Mobil in 1976 • Located in 70 – 160’ WD • EXXI operates with 100% WI / 78 – 83% NRI • Acquired by EXXI in 2007 from Pogo & 2009 from Mitsui • Cumulative Production (2) : 107 MMBO + 308 BCF • Current Net Production: 4,900 BO/d + 3 MMCF/d • Infrastructure: 9 Platforms / 55 Active wells • MP 61: 7 stacked predominantly oil reservoirs MP 73: 35 stacked predominantly oil reservoirs • Last well drilled in November 2014 (MP 61 B - 10 Toro) Locator Map Main Pass Complex 34 th Largest Oil Field on GoM OCS Shelf (1) Key Field Statistics

Confidential; Do Not Distribute Subject to Material Revision 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Net BOE/d 71 Main Pass Area: Field Production (1) Historical gross production through 10/31/2015 for combined MP 61 and MP 73 fields (not only EXXI acreage). Field Production History: Gross Daily Volumes (1) Field Performance since EXXI Acquisition: Net BOE/d Volumes 1 3 2 Top producers 75 MMBOE 18 MMBOE 24 MMBOE Type Log BA - 3 Series BA - 4 Series J - 6 5,300 BOE/d net 100 1,000 10,000 100,000 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 BO/d MCF/d BW/d

Confidential; Do Not Distribute Subject to Material Revision 72 South Pass 49 Overview (1) Rankings based on cumulative oil production of OCS fields in less than 500’ WD. (2) Cumulative production through 10/31/2015 for entire South Pass 49 OCS field per OWL (not only EXXI acreage ). • Discovered 1977 by Gulf, located in 390’ WD • EXXI operates with 100% WI / 83% NRI • Acquired by EXXI in 2007 from Pogo & 2009 from Mitsui • Cumulative Production (2) : 84 MMBO + 221 BCF • Current Net Production: 1,590 BO/d + 9 MMCF/d • Infrastructure: 1 Active Platform / 14 Active wells • 12 stacked predominantly oil reservoirs • Last well drilled in 2001 Locator Map South Pass 49 Field 42 nd Largest Oil Field on GoM OCS Shelf (1) Key Field Statistics

Confidential; Do Not Distribute Subject to Material Revision 0 1,000 2,000 3,000 4,000 5,000 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net BOE/d 1 10 100 1,000 10,000 100,000 1980 1985 1990 1995 2000 2005 2010 2015 2020 BO/d MCF/d BW/d 73 SP 49: Field Production (1) Historical gross production through 10/31/2015 for entire South Pass 49 OCS field ( not only EXXI acreage ). Field Production History: Gross Daily Volumes (1) Field Performance since EXXI Acquisition: Net BOE/d Volumes 1 2 Top producing horizons 91 MMBOE 8 MMBOE Type Log D - 30 D69/D70 3 7 MMBOE D - 20 Hurricane Gustav: Damage to pipeline 3,100 BOE/d net Hurricane Ivan: D amage to pipeline Hurricane Ivan Hurricane Gustav

Confidential; Do Not Distribute Subject to Material Revision 74 Ship Shoal 208 Overview (1) Rankings based on cumulative oil production of OCS fields in less than 500’ WD. (2) Cumulative production through 10/31/2015 for entire Ship Shoal 208 OCS field per OWL (not only EXXI acreage ). (3) Anticipated net production once third party pipeline issue is resolved. • Discovered 1963 by Unocal, located in 85 – 100’ WD • EXXI operates with 100% WI / 83% NRI • Acquired by EXXI in 2014 from EPL • Cumulative Production (2) : 224 MMBO + 1.4 TCF • Current Net Production (3) : 3,940 BO/d + 3.4 MMCF/d • Infrastructure: 11 Platforms / 28 Active wells • 30 stacked predominantly oil reservoirs • Last drilling program conducted in 2014 Locator Map Ship Shoal 208 Field 10 th Largest Oil Field on GoM OCS Shelf (1) Key Field Statistics

Confidential; Do Not Distribute Subject to Material Revision 0 1,000 2,000 3,000 4,000 5,000 6,000 2014 2015 2016 2017 2018 Net BOE/d 75 SS 208: Field Production (1) Historical gross production through 10/31/2015 for entire Ship Shoal 208 OCS field ( not only EXXI acreage ). Field Production History: Gross Daily Volumes (1) Field Performance since EXXI Acquisition: Net BOE/d Volumes 1 3 2 Top producers Type Log Bul 1 - 6 TP - 14 TP - 11 TP - 1 TP - 2 TP - 4 TP - 5 TP - 6 TP - 7 TP - 10 TP - 11 TP - 14 TP - 15 TP - 16 Bul 1 - 6 Bul 1 - 6A Bul 1 - 7A Bul 1 - 7B Bul 1 - 7C Bul 1 - 9A Bul 1 - 9B Bul 1 - 8A Bul 1 - 8B Bul 1 - 8C 25 MMBO 31 MMBO 99 MMBO 3 rd Party Pipeline downtime 4,500 BOE/d net projected once pipeline is restored 100 1,000 10,000 100,000 1,000,000 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 BO/d MCF/d BW/d 3 rd Party Pipeline downtime

Confidential; Do Not Distribute Subject to Material Revision 76 South Timbalier 54 Overview (1) Rankings based on cumulative oil production of OCS fields in less than 500’ WD. (2) Cumulative production through 10/31/2015 for entire South Timbalier 54 OCS field per OWL (not only EXXI acreage). • Discovered 1956 by Humble, located in 61’ WD • EXXI operates with 100% WI / 83 – 88% NRI • Acquired by EXXI in 2010 from Exxon • Cumulative Production (2) : 76 MMBO + 446 BCF • Current Net Production: 1,740 BO/d + 9 MMCF/d • Infrastructure: 6 Platforms / 26 Active wells • 7 stacked predominantly oil reservoirs • Last drilling program conducted in January 2015 Locator Map South Timbalier 54 Field 47 th Largest Oil Field on GoM OCS Shelf (1) Key Field Statistics

Confidential; Do Not Distribute Subject to Material Revision 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2011 2012 2013 2014 2015 2016 2017 2018 Net BOE/d 77 ST 54: Field Production (1) Historical gross production through 10/31/2015 for entire South Timbalier 54 OCS field (not only EXXI acreage ). Field Production History: Gross Daily Volumes (1) Field Performance since EXXI Acquisition: Net BOE/d Volumes 1 3 2 Top producers 47 MMBOE 28 MMBOE 40 MMBOE Type Log G - Sds A - Sds H - Sds 3,200 BOE/d net A - Sands PL - Sands B - Sands C - Sands D - Sands F - Sands G - Sands H - Sands I - Sands 100 1,000 10,000 100,000 1955 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 BO/d MCF/d BW/d

Confidential; Do Not Distribute Subject to Material Revision VII . EXPLORATION POTENTIAL 78

Confidential; Do Not Distribute Subject to Material Revision 79 Exploration Portfolio • Robust inventory - represents material potential • HBP acreage never before offered for exploration • Extensive seismic database • Multi - well program helps mitigate risk • Both on and offshore locations in a variety of plays • Existing facilities expedite discovery to 1st production • Dedicated team and technology • Integrated with internal regional work • Seeking JV partner

Confidential; Do Not Distribute Subject to Material Revision 11 80 Focus Areas 10 11 3 9 7 5 4 Inventory of 60 Prospects, Leads, and Ideas South Timbalier - 5

Confidential; Do Not Distribute Subject to Material Revision APPENDIX 81

Confidential; Do Not Distribute Subject to Material Revision 82 Detailed Organizational Structure All Cash and Debt Balances as of 12/31/2015, except for EGC 9.25% Notes and EPL 8.25% Notes, which are adjusted for buybacks as of 2/5/2016.

Midstream: Central Operations Map



Grand Isle Terminal Aerial
West Delta Receiving Station
Delta Gathering – Venice Station
Grand Isle Station
West Delta Receiving / Delta Gathering Stations
WD 30J
GI 16BB
WD 41A
T-Bay
GI 22L
ST 26
ST 21D/H
WD 79A
WB E-5 Facility
WD 73
ST 54G
ST 63A
WD 86A
SP49
SP 77A
SP 55A
SP 87D
SP 86C
SP 89B
MC 268
SP 93A
MC 280A
MC 397A
Grand Isle Terminal Aerial
Liquid Pipelines
Gas Pipelines
GIGS Pipelines (SOLD)

Midstream- Central Gulf

energy XXI Confidential; Do Not Distribute
Subject to Material Revision
83

Confidential; Do Not Distribute Subject to Material Revision Midstream: Western Operations Map 84 VR 22 NFWB Facility VR 38 VR 207 VR 214 VR 239 VR 215 VR 39A EI 42 EI 32 Liquid Pipelines Gas Pipelines Midstream - Western Gulf

Privileged & Confidential Attorney Work Product Subject to FRE 408 Project Bluewater ADDITIONAL CLEANSING MATERIALS April 13, 2016

Privileged & Confidential Attorney Work Product Subject to FRE 408 2 2016 Forecast 3 I PDP + PDNP Case 6 II Drilling Case 9 III Unmortgaged Reserves 12 IV ARO Summary 14 V LOE Summary 16 VI

Privileged & Confidential Attorney Work Product Subject to FRE 408 I. 2016 Forecast 3

Privileged & Confidential Attorney Work Product Subject to FRE 408 Capex Assumptions – Calendar 2016 ($mm except unit amounts) > AR: Oil revenues received with one month lag; Gas and NGL revenues received with two month lag > AP: $40mm AP deferred to January 2016 and DPO reduction to 30 days during restructuring Average Strip Price (2) LOE (3)(4) G&A (4) Working Capital (5) Other (5) Volume (MBOE/d) > No new drilling (1) Oil and NGL. (2) Average price for 3Q FY 2016 represents realized pricing. Pricing for periods thereafter based on 3/28 strip. (3) Excludes G&T and production taxes . (4) Reflects revised cost estimates based on review with senior management . (5) 3Q FY 2016 adjusted to reflect actual cash flow. > Collateral postings of $12mm and $8mm in January and February, respectively; $8mm in April, with return of $8mm in July after associated P&A work completed > Release of EPL restricted cash in April of $30mm > Hedges monetized in March 2016 for $51mm and used to pay down drawn RBL at EPL > 3/28 Strip > No new drilling > $54mm of P&A in April - December 4 $32.09 $20 $18 $92 50; 72% liquids (1) 4Q FY 2016 3Q FY 2016 1H FY 2017 $39.62 $20 $6 $93 48; 70% liquids (1) $42.11 $34 $65 $165 46; 70% liquids (1)

Privileged & Confidential
Attorney Work Product
Subject to FRE 408

Monthly Liquidity

	Jan 2016	Feb 2016	Mar 2016	Apr 2016	May 2016	Jun 2016	Jul 2016	Aug 2016	Sep 2016	Oct 2016	Nov 2016	Dec 2016	Total
EBITDA[1]	9	0	(5)	18	17	(11)	(1)	7	2	8	9	5	58
CapEx[1]	(9)	(8)	(1)	(1)	(1)	(4)	(2)	(25)	(8)	(18)	(9)	(2)	(89)
Working Capital / Other[1]	(49)	17	(26)	(6)	(5)	–	–	–	–	–	–	–	(69)
Operating Cash Flow	**(49)**	**10**	**(31)**	**11**	**11**	**(15)**	**(3)**	**(18)**	**(7)**	**(10)**	**(0)**	**3**	**(100)**
Other Cash Flows													
Posted Collateral	(12)	(8)	–	(8)	–	–	–	–	–	–	–	–	(27)
Release of Collateral in Escrow	–	–	–	–	–	–	8	–	–	–	–	–	8
Debt Repurchase	–	(20)	–	–	–	–	–	–	–	–	–	–	(20)
Cash Interest	(1)	(1)	(12)	(1)	(1)	(3)	(1)	(1)	(3)	(1)	(1)	(3)	(25)
Monetized Hedges	–	–	51	–	–	–	–	–	–	–	–	–	51
Professional Fees	–	(2)	(7)	(3)	–	–	(20)	(4)	(4)	(7)	(4)	(4)	(56)
Cash Flow Before Financing	**(62)**	**(20)**	**1**	**(1)**	**10**	**(18)**	**(16)**	**(23)**	**(14)**	**(18)**	**(5)**	**(4)**	**(170)**
Financing Cash Flows													
Change in Restricted Cash[2]	–	(7)	–	30	–	–	–	–	–	–	–	–	23
Revolver Draw / (Payment)	–	–	(51)	–	–	–	–	–	–	–	–	–	(51)
DIP Draw / (Payment)	–	–	–	–	–	–	–	–	–	–	–	–	–
Equity Rights Offering (Net Proceeds)	–	–	–	–	–	–	–	–	–	–	–	–	–
Net Cash Flow	**(62)**	**(28)**	**(50)**	**29**	**10**	**(18)**	**(16)**	**(23)**	**(14)**	**(18)**	**(5)**	**(4)**	**(198)**
Ending Cash & Cash Equivalents[3]	**258**	**231**	**181**	**210**	**220**	**202**	**186**	**163**	**150**	**132**	**127**	**123**	

Transaction Cash Bridge	
Pre-Transaction	$123
Professional Fees	(26)
Utility Deposits	1
Post-Transaction	**$98**

Note: In PDP + PDNP and Drilling Cases that follow, projected monthly liquidity for April – December 2016 is identical and indicated above.
(1) Working capital in January-March 2016 broken out separately from EBITDA. In April-December, EBITDA and CapEx are on a cash basis and incorporate working capital. Working Capital / Other cash flows in April and May reflect other cash flows.
(2) April 2016 represents $30mm of restricted EPL cash.
(3) Excludes restricted cash. Includes $25mm of Bermuda cash. Company estimates a necessary minimum cash balance of $50mm, and intra-month cash swings of approximately $60mm.

PJT Partners 5

Privileged & Confidential Attorney Work Product Subject to FRE 408 II. PDP + PDNP Case 6

Privileged & Confidential Attorney Work Product Subject to FRE 408 Capex Assumptions 40; 70% liquids (1) 34; 70% liquids (1) $43.90 $45.67 $47.49 $29 $47 $47 $17 $66 $65 $161 $273 $254 ($mm except unit amounts) > AR: Oil, gas, and NGL revenues received with one month lag > AP: DPO assumption of 30 days > Prepaid Expenses: $36mm of total annual insurance payments projected on a monthly basis per management estimates Average Strip Price LOE (2)(3) G&A (3) 2H FYE 2017 FY 2018 FY 2019 Working Capital Other 43; 70% liquids (1) Volume (MBOE/d) > No new drilling (1) Oil and NGL. (2) Excludes G&T and production taxes . (3) Reflects revised cost estimates based on review with senior management. > Assumes no additional collateral postings > 3/30 strip > No new drilling 7

Privileged & Confidential
Attorney Work Product
Subject to FRE 408

Long-Term Forecast – PDP + PDNP Case

Free Cash Flow	2H Ended 6/30/16	1H FY 12/31/16	2H FYE 6/30/17	FYE 6/30/18	FYE 6/30/19	1/1/17 - 6/30/19 Total
EBITDA			$51	$145	$101	$297
CapEx			(17)	(66)	(65)	(148)
Working Capital			4	(1)	4	7
Operating Cash Flow			38	78	40	156
Other Cash Flow						
Bonding[1]			–	–	–	–
Debt Repurchase			–	–	–	–
Cash Interest			(8)	(16)	(16)	(39)
Monetized Hedges			–	–	–	–
Restructuring Costs			–	–	–	–
Change in Restricted Cash			–	–	–	–
Debt Issuance / (Payment)			–	–	–	–
Net Cash Flow			$30	$63	$24	$117
Beginning Cash			$98	$128	$190	
Ending Cash & Cash Equivalents			$128	$190	$215	
PDP Production BOE/d[2]		44,793	40,036	30,298	24,325	
PDNP Production BOE/d[2]		1,075	2,762	9,698	9,563	
PUD + Probable Production BOE/d		–	–	–	–	
Total Production BOE/d	48,771	45,868	42,798	39,997	33,889	
Oil Revenue	$208	$229	$223	$431	$379	$1,033
NGL Revenue	6	6	5	11	9	25
Gas Revenue	30	36	39	76	66	181
Hedge Revenue	18	–	–	–	–	–
Total Revenue	$262	$270	$267	$518	$454	$1,239
LOE	($185)	($165)	($161)	($273)	($254)	($688)
G&T	(29)	(25)	(25)	(52)	(52)	(129)
Production Tax	(1)	(1)	(1)	(1)	(1)	(3)
G&A	(40)	(34)	(29)	(47)	(47)	(122)
Cash Expenses	($255)	($224)	($216)	($373)	($353)	($942)

(1) Reflects posted collateral and release of collateral in escrow. Assumes no additional collateral posting.
(2) PDP / PDNP reserve classifications are determined at each fiscal year-end in Company reserve reports and in quarterly updates. Production flow classifications for fiscal 2017 presented herein are based on pro forma reserve classifications estimated as on 6/30/2016. Classifications for fiscal 2018 and beyond are based on existing Company reserve report. Includes projected incremental Probable production associated with PDP+PDNP reserves.

PJT Partners 8

Privileged & Confidential Attorney Work Product Subject to FRE 408 III. Drilling Case 9

Privileged & Confidential Attorney Work Product Subject to FRE 408 Capex Assumptions ($mm except unit amounts) Average Strip Price LOE (2)(3) G&A (3) Volume (MBOE/d) > Drilling program sized to keep production approximately flat (1) Oil and NGL. (2) Excludes G&T and production taxes . (3) Reflects revised cost estimates based on review with senior management. > 3/30 strip > Drilling starts January 2017; drilling program sized to keep production approximately flat > Includes PDP plus the incremental probable associated with the PDP stream 10 49; 73% liquids (1) 47; 74% liquids (1) $43.90 $45.67 $47.49 $26 $55 $55 $110 $222 $223 $166 $296 $287 2H FYE 2017 FY 2018 FY 2019 45; 71% liquids (1) > AR: Oil, gas, and NGL revenues received with one month lag > AP: DPO assumption of 30 days > Prepaid Expenses: $36mm of total annual insurance payments projected on a monthly basis per management estimates Working Capital Other > Assumes no additional collateral postings

Privileged & Confidential
Attorney Work Product
Subject to FRE 408

Long-Term Forecast – Drilling Case

Free Cash Flow	2H Ended 6/30/16	1H FY 12/31/16	2H FYE 6/30/17	FYE 6/30/18	FYE 6/30/19	1/1/17 - 6/30/19 Total
EBITDA			$66	$244	$267	$577
CapEx			(110)	(222)	(223)	(554)
Working Capital			0	(7)	(1)	(8)
Operating Cash Flow			**(44)**	**16**	**43**	**15**
Other Cash Flow						
Bonding[1]			–	–	–	–
Debt Repurchase			–	–	–	–
Cash Interest			(8)	(16)	(16)	(39)
Monetized Hedges			–	–	–	–
Restructuring Costs			–	–	–	–
Change in Restricted Cash			–	–	–	–
Debt Issuance / (Payment)			–	–	–	–
Net Cash Flow			**($52)**	**$0**	**$28**	**($24)**
Beginning Cash			$98	$46	$46	
Ending Cash & Cash Equivalents			**$46**	**$46**	**$74**	
PDP Production BOE/d[2]		44,793	40,036	30,298	24,325	
PDNP Production BOE/d[2]		1,075	2,762	9,698	9,563	
PUD + Probable Production BOE/d[3]		–	2,300	8,822	13,478	
Total Production BOE/d	**48,771**	**45,868**	**45,098**	**48,819**	**47,366**	
Oil Revenue	$208	$229	$237	$553	$575	$1,365
NGL Revenue	6	6	6	12	11	28
Gas Revenue	30	36	40	84	77	202
Hedge Revenue	18	–	–	–	–	–
Total Revenue	**$262**	**$270**	**$283**	**$649**	**$663**	**$1,595**
LOE	($185)	($165)	($166)	($296)	($287)	($749)
G&T	(29)	(25)	(25)	(52)	(52)	(129)
Production Tax	(1)	(1)	(1)	(2)	(2)	(4)
G&A	(40)	(30)	(26)	(55)	(55)	(136)
Cash Expenses	**($255)**	**($220)**	**($218)**	**($405)**	**($396)**	**($1,019)**

(1) Reflects posted collateral and release of collateral in escrow. Assumes no additional collateral posting.
(2) PDP / PDNP reserve classifications are determined at each fiscal year-end in Company reserve reports and in quarterly updates. Production flow classifications for fiscal 2017 presented herein are based on pro forma reserve classifications estimated as on 6/30/2016. Classifications for fiscal 2018 and beyond are based on existing Company reserve report. Includes projected incremental Probable production associated with PDP+PDNP reserves.
(3) Includes projected production from standalone Probable reserves and incremental Probable production associated with PUD reserves. Based on Aries data adjusted for drilling starting in January 2016.

PJT Partners 11

Privileged & Confidential Attorney Work Product Subject to FRE 408 IV. Unmortgaged Reserves 12

Privileged & Confidential Attorney Work Product Subject to FRE 408 Unmortgaged Reserves Note: Analysis does not include certain other unencumbered assets that are currently under review. Reflects reallocation of P&A liabilities with ($15mm) of PV - 10 value from EGC to EPL, in PDP reserves. (1) Reserve report data as of 3/2/16 using 3/1/16 strip pricing. 13 Unmortgaged PV-10 ($ in millions) EGC EPL Total PDP ($3) ($83) ($85) PDN 10 (3) 7 PUD 20 – 20 1P 27 (86) (59) Prob 57 15 72 2P 84 (70) 13 Poss 59 18 77 3P $143 ($52) $90 (1)

Privileged & Confidential Attorney Work Product Subject to FRE 408 V. ARO Summary 14

Privileged & Confidential Attorney Work Product Subject to FRE 408 ARO Summary by Reserve Category 15 ($ in millions) EGC EPL Total PDP $576 $332 $908 PDN – – – PUD – – – 1P 576 332 908 Prob – 3 3 2P 576 335 910 Poss – – – 3P $576 $335 $910 Note: Reserve report data as of 3/2/16 using 3/1/16 strip pricing. Represents undiscounted ARO . Reflects reallocation of P&A liabilities with $34mm of undiscounted ARO and ($15mm) of PV - 10 value from EGC to EPL, in PDP reserves .

Privileged & Confidential Attorney Work Product Subject to FRE 408 VI. LOE Summary 16

Privileged & Confidential Attorney Work Product Subject to FRE 408 LOE Summary by Reserve Category 17 Note: Reserve report data as of 3/2/16 using 3/1/16 strip pricing. In January 2016, 53% of EGC production was carried through the GIGS system. GIGS cash rent payments expected to total $31.5mm in fiscal 2016 and $33.9mm in fiscal 2017. Total estimate of minimum lease payments for the project ed producing life of the GIGS - associated fields (30+ years) for EGC are $302.5mm (PV - 10) or $598.6mm (undiscounted). 100% of the GIGS impact is booked to EGC PDP reserv es . In table above, GIGS adds LOE of $10.07 / BOE to EGC PDP reserves only. $ / BOE EGC EPL EXXI PDP $34 $22 $30 PDN 14 13 14 PUD 8 2 7 1P 22 16 20 Prob 7 9 8 2P 16 13 15 Poss 7 7 7 3P $14 $12 $13

Privileged & Confidential Attorney Work Product Subject to FRE 408 Appendix 18

Privileged & Confidential Attorney Work Product Subject to FRE 408 Supplemental Material > A previous forecast broke out working capital separately from EBITDA > Working capital in current forecast is incorporated into EBITDA and CapEx line items > Table above represents total EBITDA and Working Capital from the prior forecast for calendar year 2016 ‒ Prior forecast has been superseded in its entirety by the forecast presented on the prior pages (1) Includes hedge revenue prior to monetizing hedges. 19 Jan 2016 Feb 2016 Mar 2016 Apr 2016 May 2016 Jun 2016 Jul 2016 Aug 2016 Sep 2016 Oct 2016 Nov 2016 Dec 2016 Operating Cash Flows EBITDA (1) $9 $6 ($7) $3 $5 ($3) $2 $12 $10 $14 $15 $9 Working Capital (49) 10 7 (9) (2) 18 (43) (12) 9 (4) 3 10